Exhibit 99.(a)(60)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES OF AMENDMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

SECOND:  The Corporation desires to, and does hereby, amend its Articles of Restatement, as amended and supplemented (the “Charter”), pursuant to Sections 2-601 et seq. of the MARYLAND GENERAL CORPORATION LAW (the “MGCL”) to reclassify the shares of each portfolio of common stock of the Corporation that are designated as “Class H” shares, other than the shares of the Global Insight Portfolio, the Insight Portfolio and the International Real Estate Portfolio that are designated as “Class H” shares, to be and become “Class P” shares of the applicable portfolio.

THIRD:  The amendment to the Charter of the Corporation set forth in Article SECOND shall apply to all issued and outstanding shares, and all authorized but unissued shares, of each portfolio of common stock of the Corporation that are designated as “Class H” shares, other than the shares of the Global Insight Portfolio, the Insight Portfolio and the International Real Estate Portfolio that are designated as “Class H” shares.

FOURTH:  Immediately prior to the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation had authority to issue was sixty billion five hundred million (60,500,000,000) shares of common stock, having an aggregate par value of sixty-five million five hundred thousand dollars ($65,500,000), and the shares of each portfolio and class of common stock of the Corporation were designated and classified as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	500,000,000 shares
Active International Allocation Portfolio — Class H	500,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class P	500,000,000 shares
Advantage Portfolio — Class H	500,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares

Asian Equity Portfolio — Class P	500,000,000 shares
Asian Equity Portfolio — Class H	500,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class P†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class H†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class P	500,000,000 shares
Emerging Markets External Debt Portfolio — Class H	500,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	500,000,000 shares
Emerging Markets Portfolio — Class H	500,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class P	500,000,000 shares
Frontier Emerging Markets Portfolio — Class H	500,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class P	500,000,000 shares
Global Advantage Portfolio — Class H	500,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class P	500,000,000 shares
Global Discovery Portfolio — Class H	500,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	500,000,000 shares
Global Franchise Portfolio — Class H	500,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class H	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class P	500,000,000 shares
Global Opportunity Portfolio — Class H	500,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares

Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class H	500,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class P	500,000,000 shares
Growth Portfolio — Class H	500,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class H	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class P	500,000,000 shares
International Advantage Portfolio — Class H	500,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	500,000,000 shares
International Equity Portfolio — Class H	500,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class P	500,000,000 shares
International Opportunity Portfolio — Class H	500,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	500,000,000 shares
International Small Cap Portfolio — Class H	500,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class P	500,000,000 shares
Multi-Asset Portfolio — Class H	500,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class P	500,000,000 shares
Opportunity Portfolio — Class H	500,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares

Select Global Infrastructure Portfolio — Class P	500,000,000 shares
Select Global Infrastructure Portfolio — Class H	500,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	500,000,000 shares
Small Company Growth Portfolio — Class H	500,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Total Emerging Markets Portfolio — Class I	500,000,000 shares
Total Emerging Markets Portfolio — Class P	500,000,000 shares
Total Emerging Markets Portfolio — Class H	500,000,000 shares
Total Emerging Markets Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	500,000,000 shares
U.S. Real Estate Portfolio — Class H	500,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
Total	60,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class P, Emerging Markets Domestic Debt Portfolio — Class H, Emerging Markets Domestic Debt Portfolio — Class L and Emerging Markets Domestic Debt Portfolio — Class IS, which have a par value of $0.003 per share.

FIFTH:  Immediately following the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation has authority to issue is sixty billion five hundred million (60,500,000,000) shares of common stock, having an aggregate par value of sixty-five million five hundred thousand dollars ($65,500,000), and the shares of each portfolio and class of common stock of the Corporation are designated and classified as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class P	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class P	1,000,000,000 shares

Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class P†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class P	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class P	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class P	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class P	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class H	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class P	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class P	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class H	500,000,000 shares

Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class P	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class P	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class P	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class P	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Select Global Infrastructure Portfolio — Class I	500,000,000 shares
Select Global Infrastructure Portfolio — Class P	1,000,000,000 shares
Select Global Infrastructure Portfolio — Class L	500,000,000 shares
Select Global Infrastructure Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Total Emerging Markets Portfolio — Class I	500,000,000 shares
Total Emerging Markets Portfolio — Class P	1,000,000,000 shares
Total Emerging Markets Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
Total	60,500,000,000 shares

†            The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging

Markets Domestic Debt Portfolio — Class P, Emerging Markets Domestic Debt Portfolio — Class L and Emerging Markets Domestic Debt Portfolio — Class IS, which have a par value of $0.003 per share.

SIXTH:  The terms applicable to the classes of common stock reclassified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Charter.

SEVENTH:  The foregoing amendment to the Charter as set forth in these Articles of Amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

EIGHTH:  These Articles of Amendment shall be effective on September 6, 2013 at 12:01 a.m. Eastern Daylight Time.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 13th day of August, 2013.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ Arthur Lev
Arthur Lev
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Arthur Lev
Arthur Lev
President

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